UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 17, 2010

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Hersha Hospitality Trust (the “Company”) is filing this Current Report on Form 8-K to update certain items in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”), initially filed on March 5, 2010. In accordance with the FASB Accounting Standards Codification 205-20, Presentation of Financial Statements—Discontinued Operations (“ASC 205-20”), revenues, expenses and the gain on sale of the Holiday Inn Express located in New Columbia, PA (the “Holiday Inn Express”) have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 that was filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2010.

Under requirements of the SEC, the same classification as discontinued operations required by ASC 205-20 is also required for previously issued financial statements for each of the three years presented in the Company’s 2009 Form 10-K, if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the classification of the Holiday Inn Express as held for sale. These reclassifications had no effect on the Company’s reported net income or loss, net income or loss applicable to common shareholders, funds from operations or funds from operations applicable to common shareholders or holders of units of limited partnership interest in Hersha Hospitality Limited Partnership.

The following items of the 2009 Form 10-K are being updated retrospectively to reflect the reclassification described above (which items as updated are included in Exhibits 99.1 through 99.4 to this Current Report on Form 8-K and incorporated by reference):

Item 5 –Selected Financial Data
Item 6 – Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 7 – Financial Statements and Supplementary Data
Item 15 – Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Share Dividends

No items of the 2009 Form 10-K other than those identified above are being updated by this filing. Information in the 2009 Form 10-K is generally stated as of December 31, 2009. Without limitation of the foregoing, this filing does not purport to update “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the 2009 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010 (the “Form 10-Qs”) and the Company’s other filings with the SEC. The Form 10-Qs and other SEC filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred subsequent to the filing of the 2009 Form 10-K on March 5, 2010.

Item 9.01. Financial Statements and Exhibits

d. Exhibits

Exhibit Number	Exhibit Description
23.1	Consent of KPMG LLP
99.1	Selected Financial Data
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Financial Statements and Supplementary Data
99.4	Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Share Dividends

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: August 17, 2010	By:	/s/Michael R. Gillespie
Michael R. Gillespie
Chief Accounting Officer